UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2009

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five TEK Park
9999 Hamilton Blvd.
Breinigsville, Pennsylvania		18031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 amends and restates in its entirety Item 5.02(b) of the Current Report on Form 8-K filed by Buckeye Partners, L.P. with the Securities and Exchange Commission on February 17, 2009 for the sole purpose of properly disclosing that Stephen C. Muther will continue as an employee of Buckeye Pipe Line Services Company through June 30, 2009 as opposed to 2008.  This Amendment No. 1 does not reflect any events that have occurred after the Form 8-K was originally filed on February 17, 2009.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 10, 2009, Mr. Stephen C. Muther advised Buckeye GP LLC (“Buckeye GP”), the general partner of Buckeye Partners, L.P. (“Buckeye”), of his intention to resign from his position of President of Buckeye GP, effective February 17, 2009, due to his pending retirement.  Mr. Muther will continue as an employee of Buckeye Pipe Line Services Company (“Services Company”) through June 30, 2009 in order to facilitate the transition of his responsibilities to his successor.  Mr. Muther also indicated his intention to resign a similar position at MainLine Management LLC (“MainLine Management”), the general partner of Buckeye GP Holdings L.P. (NYSE: BGH) (“BGH”), which is the parent of Buckeye GP, effective February 17, 2009.

In addition to the resignation of Mr. Muther, Mr. Eric A. Gustafson informed Buckeye GP of his intention to retire effective February 17, 2009.  Mr. Gustafson served as Senior Vice President and Chief Operating Officer of Buckeye GP.  Mr. Gustafson also indicated his intention to resign a similar position at MainLine Management due to his retirement.

As of February 17, 2009, Mr. Clark C. Smith resigned from the Board of Directors of Buckeye GP and from the Board’s Audit Committee.  Mr. Smith resigned from the Board’s Compensation Committee effective February 16, 2009.  Mr. Smith has served as a director of Buckeye GP since October 1, 2007.  The resignation of Mr. Smith was not the result of any disagreement with Buckeye GP or Buckeye on any matter relating to either entity’s operations, policies or practices.  As disclosed in Section 5.02(c) hereof, Mr. Smith was subsequently elected as the President and Chief Operating Officer of Buckeye GP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	WILLIAM H. SCHMIDT, JR.
William H. Schmidt, Jr.
Vice President, General Counsel, and Secretary

Dated: February 17, 2009